EXHIBIT 4

AMENDMENT NO. 3 TO SCHEDULE 13D JOINT FILING UNDERTAKING

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Amendment No. 3 to Schedule 13D to which this joint filing undertaking is attached, and any amendments thereto, and have duly executed this joint filing agreement as of the date set forth below.

The execution and filing of this joint filing undertaking shall not be construed as an admission that the below-named parties are a group, or have agreed to act as a group.

Dated: May 14, 2012

VISCARIA LIMITED

By:	/s/ Viveshan Ramsamy Pillay
Name: Viveshan Ramsamy Pillay
Title: Director

APAX EUROPE VI-A, L.P.

By:	Apax Partners Europe Managers Limited
Its:	Manager

By:	/s/ Andrew Sillitoe
Name: Andrew Sillitoe
Title: Authorized Signatory

By:	/s/ Ian Jones
Name: Ian Jones
Title: Director

APAX EUROPE VI-1, L.P.

By:	Apax Partners Europe Managers Limited
Its:	Manager

By:	/s/ Andrew Sillitoe
Name: Andrew Sillitoe
Title: Authorized Signatory

By:	/s/ Ian Jones
Name: Ian Jones
Title: Director

SIGNATURE PAGE TO JOINT FILING UNDERTAKING

APAX EUROPE VII-A, L.P.

By:	Apax Partners Europe Managers Limited
Its:	Manager

By:	/s/ Andrew Sillitoe
Name: Andrew Sillitoe
Title: Authorized Signatory

By:	/s/ Ian Jones
Name: Ian Jones
Title: Director

APAX EUROPE VII-B, L.P.

By:	Apax Partners Europe Managers Limited
Its:	Manager

By:	/s/ Andrew Sillitoe
Name: Andrew Sillitoe
Title: Authorized Signatory

By:	/s/ Ian Jones
Name: Ian Jones
Title: Director

APAX EUROPE VII-1, L.P.

By:	Apax Partners Europe Managers Limited
Its:	Manager

By:	/s/ Andrew Sillitoe
Name: Andrew Sillitoe
Title: Authorized Signatory

By:	/s/ Ian Jones
Name: Ian Jones
Title: Director

APAX US VII, L.P.

By:	Apax US VII GP L.P.
Its:	General Partner

By:	Apax US VII GP, Ltd.
Its:	General Partner

By:	/s/ John F. Megrue
Name: John F. Megrue
Title: CEO

SIGNATURE PAGE TO JOINT FILING UNDERTAKING

APAX EUROPE VI GP L.P. INC.

By:	Apax Europe VI GP Co. Limited
Its:	General Partner

By:	/s/ Andrew W. Guille
Name: Andrew W. Guille
Title: Director

APAX EUROPE VI GP CO. LIMITED

By:	/s/ Andrew W. Guille
Name: Andrew W. Guille
Title: Director

APAX EUROPE VII GP L.P. INC.

By:	Apax Europe VII GP Co. Limited
Its:	General Partner

By:	/s/ Andrew W. Guille
Name: Andrew W. Guille
Title: Director

APAX EUROPE VII GP CO. LIMITED

By:	/s/ Andrew W. Guille
Name: Andrew W. Guille
Title: Director

APAX GUERNSEY (HOLDCO) PCC LIMITED

By:	/s/ Andrew W. Guille
Name: Andrew W. Guille
Title: Director

APAX US VII GP, L.P.

By:	Apax US VII GP, Ltd.
Its:	General Partner

By:	/s/ John F. Megrue
Name: John F. Megrue
Title: CEO

APAX US VII GP, LTD.

By:	/s/ John F. Megrue
Name: John F. Megrue
Title: CEO

SIGNATURE PAGE TO JOINT FILING UNDERTAKING

APAX PARTNERS EUROPE MANAGERS LTD

By:	/s/ Andrew Sillitoe
Name: Andrew Sillitoe
Title: Authorized Signatory

By:	/s/ Ian Jones
Name: Ian Jones
Title: Director

JOHN F. MEGRUE

/s/ John F. Megrue
John F. Megrue

SIGNATURE PAGE TO JOINT FILING UNDERTAKING